[all text on the front cover is superimposed over a globe]
[American Funds(SM)]

The right choice for the long term(SM)

[four individual photographs: 1 of an electronic stock market listing, one of a woman smiling, and 2 of two different men smiling]

2001
semi-annual report
for the six months ended September 30

EUROPACIFIC GROWTH FUND


[illustration of a globe]
EuroPacific Growth Fund(R)

EuroPacific Growth Fund is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

EuroPacific seeks long-term capital appreciation by investing in the securities of companies based outside the United States. Nearly half the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.

RESULTS AT A GLANCE
(through September 30, 2001, with all distributions reinvested)

                                              TOTAL        RETURN      AVERAGE ANNUAL
                                                                       COMPOUND RETURN
                                              SIX          ONE         LIFETIME (SINCE
                                              MONTHS       YEAR        APRIL 16, 1984)

EuroPacific Growth Fund                       -12.4%       -26.1%      +13.4%

Morgan Stanley Capital International          -14.7        -28.3       +10.5
EAFE(R)(Europe, Australasia, Far
East) Index(1)

Lipper International Funds average(2)         -15.8        -30.9       +10.4

(1) The index is unmanaged.
(2) Source: Lipper Inc. Averages are based on total returns and do not reflect the effects of sales charges.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001:

                                              ONE YEAR      FIVE YEARS       TEN YEARS
CLASS A SHARES*

Reflecting 5.75% maximum sales charge         -30.38%       +5.55%           +9.20%

* Results for other share classes can be found on page 27. Please refer to americanfunds.com for the most current investment results.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

Please see the back cover for important information about other share classes.

A common link: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(SM) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


[7 individual photos of different men and women]
[illustration of a globe]

FELLOW SHAREHOLDERS:

All of us at American Funds extend our deepest sympathies to everyone affected by the September 11 tragedy, especially the families and friends of the victims.

Since we reported to you six months ago, the uncertainty that was roiling financial markets has intensified and spread. Investor confidence soured considerably as the economic pullback in the U.S. constrained growth across the globe. The shock of the terrorist attacks on our country initiated a selloff that sent markets sharply lower during the final weeks of the period.

The severity of the downturn left stock investors with few places to hide. U.S. equity prices, as measured by Standard & Poor's 500 Composite Index, fell 9.7% for the six months ended September 30. International markets fared even worse:
The Morgan Stanley Capital International (MSCI) EAFE(R) (Europe, Australasia, Far East) Index, which measures 21 major markets outside the U.S., retreated 14.7%.

EuroPacific Growth Fund's results mirrored this discouraging pattern. The value of the fund's shares fell 12.4% for the six-month period, modestly ahead of the EAFE Index and the 15.8% average decline of the 782 international funds tracked by Lipper Inc. (Returns include reinvestment of all distributions.)

Notwithstanding EuroPacific's relatively good standing, this has been a disappointing time. The fund's negative return comes on top of earlier losses, resulting in a 12-month decline of 26.1%.

Fortunately, these results describe only the dark half of a longer story, and the fund's excellent record through full market cycles is encouraging. For the three years ended September 30 of this year - a period closely coinciding with the run-up and subsequent decline of the EAFE Index - EuroPacific gained 22.0%, while the index fell 2.6%. That resilience helped the fund achieve a cumulative total return of 800.4% - an average of 13.4% a year over its 17-year lifetime. That is comfortably ahead of both the EAFE Index and the Lipper International Funds average, which returned 10.5% and 10.4% per year, respectively, over the same timeframe.


U.S. WOES CAST A LONG SHADOW

World markets continued their downward trend during the six months. The damage caused by the bursting of the Internet bubble a year earlier spread well beyond technology and telecommunications stocks. With U.S. growth losing steam, companies with significant business in the world's largest economy notched down their earnings forecasts and prepared for tough times ahead. A series of aggressive interest rate cuts by the Federal Reserve Board did little to stimulate spending; the tragedy of September 11 struck another terrible blow, and investor pessimism prevailed.

The U.S. slowdown put a damper on growth in Europe. Germany's economic woes have been particularly acute and recessionary pressures there have reverberated throughout the region. Stock prices fell 21.9% in Germany,(1) and somewhat less sharply in France (-15.6%), Italy (-19.1%) and the Netherlands (-13.7%). Outside the eurozone, stocks in the U.K. (-8.1%) and Switzerland (-8.2%) held up better.

(1)Unless otherwise indicated, country returns are based on MSCI indexes, are expressed in U.S. dollar terms and assume reinvestment of distributions.

Asian markets suffered similar setbacks. Japan's financial troubles have lodged deeper, despite steps taken by the government to engineer a recovery. Stock prices (-18.0%) were squeezed at both ends by weaker spending domestically and abroad. Elsewhere in the Pacific Basin, markets slumped in Taiwan (-38.9%) and Hong Kong (-26.5%) but did less poorly in South Korea (-7.0%), Australia (-2.9%) and Canada (-10.3%).


TECHNOLOGY STOCKS FALL

In this environment, relatively few of EuroPacific's investments ended the period on a positive note. Technology-related issues led the way down, as businesses worked their way through overbuilt inventories of software, chips and communications equipment. Among larger holdings to decline were Vodafone, Samsung Electronics, Hon Hai Precision and Taiwan Semiconductor. These are companies we are still optimistic about; in the case of Taiwan Semiconductor, the share price was off nearly 30% from six months ago, providing an opportunity to add substantially to our position. We have also increased our investments in ING Groep, Petrobras and other longtime holdings.

[Begin Sidebar]
WHERE THE FUND'S ASSETS WERE INVESTED
(percent invested by country)

EuroPacific invests primarily in the stocks of companies based in Europe and the Pacific Basin.

                              EURO                 PACIFIC              EAFE
                              GROWTH               FUND                 INDEX*
                              (9/30/2001)          (3/31/2001)          (9/30/2001)
EUROPE
United Kingdom                17.5%                16.5%                23.6%
France                        6.1                  5.6                  11.0
Netherlands                   5.0                  4.7                  5.6
Switzerland                   3.5                  2.6                  7.3
Germany                       2.9                  2.5                  7.7
Ireland                       2.7                  2.4                  .7
Finland                       2.3                  2.3                  1.6
Norway                        1.5                  1.3                  .5
Sweden                        1.4                  1.3                  2.1
Denmark                       1.2                  .5                   1.0
Italy                         1.0                  1.8                  4.5
Spain                         .7                   .1                   3.1
Other Europe                  2.0                  .8                   2.2
                              47.8                 42.4                 70.9

PACIFIC BASIN
ASIA
Japan                         14.4                 16.9                 23.1
Australia                     3.5                  3.4                   3.1
Taiwan                        2.2                  3.1                  -
South Korea                   2.1                  3.0                  -
Hong Kong                     1.5                  1.5                  1.9
China                         .9                   .8                   -
Philippines                   .3                   .5                   -
Other Asia                    .6                   .9                   1.0

THE AMERICAS
Canada                        3.7                  2.9                  -
Mexico                        2.4                  2.4                  -
Other Americas                .1                   .1                   -
                              31.7                 35.5                 29.1

OTHER
Brazil                        1.8                  1.4                  -
South Africa                  1.0                  .8                   -
India                         .3                   .4                   -
Other Countries               .2                   .4                   -
                              3.3                  3.0                  -

Cash & Equivalents            17.2                 19.1                 -

TOTAL                         100.0%               100.0%               100.0%

*Weighted by market capitalization.
[End Sidebar]


FINDING THE BRIGHT SPOTS

Several areas proved less vulnerable to the downturn. Taking a somewhat defensive stance earlier in the year, we had built up positions in pharmaceuticals, banks, food manufacturers, and paper and pulp companies. Many of these did well during the six months, either appreciating in price or declining considerably less than broader markets. Gainers included drug companies Shionogi, GlaxoSmithKline and Sanofi-Synth<UNDEF>labo. Bank of Nova Scotia, ANZ Banking Group, Nestl<UNDEF> and Unilever PLC also rose.

During the period, we lightened some of these healthier positions to add securities that had fallen within an attractive price range. The fund's cash position - now at 17.2% versus 19.1% six months ago - provided ample buying reserves for solid, high-quality companies across a wide range of industries.

We are investing selectively in this difficult market environment and, as we always do, in one company at a time. Shifts in the portfolio reflect our convictions about specific businesses rather than top-down allocations to industries or regions.


POSITIONING THE PORTFOLIO

EuroPacific is broadly diversified, with investments in more than 225 companies, representing some three dozen industries and 35 countries. In general, we view these holdings as long-term commitments.

Market movements and recent investment activity have increased our exposure to some areas and decreased it to others. We continue to be enthusiastic about the potential for pharmaceuticals, our largest industry concentration; they account for 12.9% of net assets, up from 9.8% six months ago. Bank holdings have also increased, to 9.4% of assets from 7.8%. Meanwhile, declining share prices have lessened our exposure to technology and telecommunications stocks; as mentioned earlier, however, we have been adding to these sectors. Among geographic concentrations, we are looking closely at European companies, a number of which are trading at very compelling valuations. (The table on page 3 shows the fund's assets by country.)


OUT OF UNCERTAINTY, OPPORTUNITY

Investing, even under the best of circumstances, is an endeavor fraught with uncertainties. Now we are grappling with challenges that could have far-reaching consequences, not just for financial markets but, more fundamentally, for the geopolitical systems that support them. With the global economy on shaky footing, the investment environment could be precarious for some time.

For long-term investors, difficult conditions can create historic opportunities. We are taking advantage of the current climate by doing what we have always done, in good markets and bad: calling on companies, evaluating industries, and buying - and holding - securities that are likely to reward patient and discerning shareholders. We are making every effort to protect your assets and position EuroPacific for what we are confident will be more auspicious times ahead.

We appreciate your trust and look forward to reporting to you again six months from now.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Mark Denning
Mark Denning
President

November 12, 2001


[Begin Sidebar]
A WORD ABOUT VALUATION

EuroPacific's investments outside of the United States are valued each business day based on trading activity in many different markets. These markets open and close at different times, reflecting significant time zone differences. Some markets (e.g., Japan) may have been closed for a period of up to 10-12 hours prior to the time as of which the fund determines its net asset value (4 p.m., New York time).

If events occur after the close of a market (and before the fund's net asset value is next determined) which affect the value of the fund's securities, the fund will make appropriate adjustments from closing market prices to reflect these events. Events of this type could include earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets). Fair value adjustments will be made in accordance with Securities and Exchange Commission guidelines under procedures established by authority of the fund's Board of Trustees.
[End Sidebar]


Europacific Growth Fund
[illustration of a globe]
Investment Portfolio,
September 30, 2001 (Unaudited)


[begin pie chart]
INDUSTRY DIVERSIFICATION
Percent of Net Assets

12.91%  Pharmaceuticals
 9.43%  Banks
 6.58%  Media
 5.81%  Oil & Gas
 4.33%  Food Products
43.70%  Other Industries
17.24%  Cash & Equivalents
[end pie chart]


LARGEST INDIVIDUAL EQUITY HOLDINGS
Percent of Net Assets

4.49% AstraZeneca
2.20  Elan
1.76  ING Groep
1.63  Nestle
1.63  Vodafone Group
1.55  Royal Dutch Petroleum/"Shell" Transport and Trading
1.46  Aventis
1.38  Bank of Novia Scotia
1.35  Petroleo Brasileiro SA - Petrobras
1.30  Taiwan Semiconductor Manufacturing


                                                                                          Shares or        Market
                                                                                          Principal         Value
Equity Securities (common and preferred stock                                                Amount    (Millions)
 and convertible debentures)
PHARMACEUTICALS  -  12.91%
AstraZeneca PLC (United Kingdom)                                                   25,093,285           $1,151.936
Elan Corp., PLC (ADR) (Ireland) (1)                                                11,650,800              564.481
Aventis (France)                                                                    4,955,000              375.893
Novartis AG (Switzerland)                                                           6,094,000              238.117
Shionogi & Co., Ltd. (Japan)                                                       10,124,000              190.361
Chugai Pharmaceutical Co., Ltd. (Japan)                                            12,176,000              189.391
Sanofi-Synthelabo (France)                                                          2,465,000              160.509
Novo Nordisk A/S, Class B (Denmark)                                                 2,925,000              121.448
UCB NV (Belgium)                                                                    2,933,536              118.351
H. Lundbeck A/S (Denmark) (1)                                                       4,367,022              101.626
GlaxoSmithKline PLC (United Kingdom)                                                2,000,000               56.471
Shire Pharmaceuticals Group PLC                                                     3,314,434               44.843
 (United Kingdom) (1)
Shire Pharmaceuticals Group PLC (ADR) (1)                                              63,000                2.539


BANKS  -  9.43%
Bank of Nova Scotia (Canada)                                                       12,098,200              355.383
HBOS PLC (formerly Bank of Scotland)                                               20,732,119              223.787
 (United Kingdom)
ABN AMRO Holding NV (Netherlands)                                                  12,887,013              212.543
Westpac Banking Corp. (Australia)                                                  25,283,654              165.490
Lloyds TSB Group PLC (United Kingdom)                                              17,203,700              164.448
Royal Bank of Canada (Canada)                                                       4,005,400              122.148
HSBC Holdings PLC (United Kingdom)                                                 11,621,121              121.950
Credit Suisse Group (Switzerland) (1)                                               3,368,853              117.494
Sumitomo Mitsui Banking Corp. Inc. (formerly                                       16,258,849              116.554
 Sakura Bank, Ltd.) (Japan)
Bank of Montreal (Canada)                                                           3,962,935               98.615
Svenska Handelsbanken Group, Class A (Sweden)                                       7,430,000               96.271
Allied Irish Banks, PLC (Ireland)                                                  10,030,000               90.156
Hang Seng Bank Ltd. (Hong Kong)                                                     8,605,100               89.096
Mizuho Holdings, Inc. (Japan)                                                          19,173               74.033
Australia and New Zealand Banking Group Ltd.                                        8,776,104               69.069
 (Australia)
UFJ Holdings, Inc. (formerly Tokai Bank, Ltd.)                                          7,750               38.513
 (Japan) (1)
UFJ International Finance (Bermuda) Trust 0.53%                                 3,000,000,000               24.175
 convertible preferred 2014 (1)
DBS Group Holdings Ltd. (Singapore)                                                10,326,550               56.424
Bangkok Bank PCL (Thailand) (1)                                                    56,267,800               51.395
Unibanco-Uniao de Bancos Brasileiros SA, units                                      3,200,000               46.400
 (GDR) (Brazil)
Societe Generale (France)                                                             694,900               34.680
Deutsche Bank AG (Germany)                                                            500,000               27.253
Asahi Bank, Ltd. (Japan)                                                           13,343,000               14.896
National Australia Bank Ltd. (Australia)                                              909,500               11.494


MEDIA  -  6.58%
Vivendi Universal (France)                                                          6,591,942              305.267
Vivendi Universal (ADR)                                                               320,000               14.832
News Corp. Ltd. (ADR) (Australia)                                                   4,040,300               97.371
News Corp. Ltd., preferred                                                         10,308,648               55.339
News Corp. Ltd.                                                                     7,049,222               43.050
News Corp. Ltd., preferred (ADR)                                                      745,100               15.863
Granada PLC (United Kingdom)                                                      106,232,935              145.291
KirchMedia GmbH & Co. KGaA, non-voting                                              3,430,000              136.956
 (Germany) (2) (3)
Grupo Televisa, SA, ordinary participation                                          3,694,400              106.029
 certificates (ADR) (Mexico) (1)
Pearson PLC (United Kingdom)                                                        7,117,272               76.302
Nippon Television Network Corp. (Japan)                                               300,790               69.030
KirchPayTV GmbH & Co. KGaA, non-voting                                              2,158,091               64.198
 (Germany) (1) (2) (3)
WPP Group PLC (United Kingdom)                                                      7,500,000               54.596
Fuji Television Network, Inc. (Japan)                                                  10,760               53.651
Mediaset SpA (Italy)                                                                4,454,200               25.227
Mediaset SpA (2)                                                                    4,138,700               23.440
Shaw Communications Inc., Class B (Canada)                                          2,000,000               40.535
Telewest Communications PLC (United Kingdom) (1)                                   79,400,000               35.030
British Sky Broadcasting Group PLC                                                  4,000,000               34.736
 (United Kingdom) (1)
RTL Group SA (Luxembourg)                                                           1,161,507               31.734
Arnoldo Mondadori Editore SpA (Italy)                                               5,450,200               27.577
Publishing & Broadcasting Ltd. (Australia)                                          5,903,800               25.209
Daily Mail and General Trust PLC, Class A                                           2,969,700               25.112
 (United Kingdom)
Societe Europeenne des Satellites SA,                                                 200,000               23.314
 Class A (Luxembourg)
Modern Times Group MTG AB, Class B                                                    211,822               17.583
 (ADR) (Sweden) (1)
Modern Times Group MTG AB, Class B (1)                                                302,260                5.401
Havas Advertising (France)                                                          3,600,000               21.966
Reuters Group PLC (United Kingdom)                                                  2,368,982               20.868
Independent News & Media PLC (Ireland)                                             13,706,431               20.471
Publicis Groepe S.A. (France)                                                       1,200,000               20.218
Thomson Corp. (Canada)                                                                650,000               18.628
EMI Group PLC (United Kingdom)                                                      3,400,000               11.850
United News & Media PLC 6.125% convertible                                  (Pounds)7,400,000         10.558
 debentures 2003 (United Kingdom)
Lagardere Groupe SCA (France)                                                         248,500                7.830
United Pan-Europe Communications NV                                                12,443,500                4.080
 (Netherlands) (1)


OIL & GAS  -  5.81%
Royal Dutch Petroleum Co. (New York                                                 3,550,000              178.387
 registered) (Netherlands)
Royal Dutch Petroleum Co.                                                           1,000,000               50.289
"Shell" Transport and Trading Co., PLC                                             11,877,200               89.080
 (United Kingdom)
"Shell" Transport and Trading Co., PLC                                              1,778,800               78.979
 (New York registered)
Petroleo Brasileiro SA - Petrobras, ordinary                                       17,542,300              346.460
 nominative (ADR) (Brazil)
TOTAL FINA ELF SA, Class B (France)                                                 1,093,378              146.872
TOTAL FINA ELF SA, Class B (ADR)                                                      828,807               55.986
TOTAL FINA ELF SA (1)                                                                 180,000                 .002
ENI SpA (Italy)                                                                    14,250,000              176.260
Sasol Ltd. (South Africa)                                                          16,794,100              137.134
LUKOIL (ADR) (Russia)                                                               2,317,600               86.678
Petro-Canada (Canada)                                                               2,960,000               73.058
Suncor Energy Inc. (Canada)                                                         1,503,112               41.888
China Petroleum & Chemical Corp. (China)                                          215,312,000               30.092


FOOD PRODUCTS  -  4.33%
Nestle SA (Switzerland)                                                             1,965,000              418.472
Unilever PLC (United Kingdom)                                                      34,152,700              259.412
Groupe Danone (France)                                                              1,931,900              251.592
Orkla AS (Norway) (4)                                                              11,024,000              175.187
Unilever NV (Netherlands)                                                             150,000                8.114


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  3.54%
Taiwan Semiconductor Manufacturing Co. Ltd.                                       245,446,824              332.628
 (Taiwan) (1)
Samsung Electronics Co., Ltd. (South Korea)                                         2,564,090              276.345
Rohm Co., Ltd. (Japan)                                                              2,167,000              211.006
Arm Holdings PLC (United Kingdom) (1)                                              13,000,000               44.783
ASML Holding NV (formerly ASM Lithography                                           3,500,000               39.073
 Holding NV) (Netherlands) (1)
Nikon Corp. (Japan)                                                                   832,000                5.832


WIRELESS TELECOMMUNICATION SERVICES  -  3.40%
Vodafone Group PLC (United Kingdom)                                               189,662,891              418.377
China Unicom Ltd. (China) (1)                                                     166,544,400              179.379
NTT DoCoMo, Inc. (Japan)                                                                9,905              133.863
KDDI Corp. (formerly DDI Corp.) (Japan)                                                40,533              110.919
China Mobile (Hong Kong) Ltd. (China) (1)                                           9,000,000               28.619
Turkcell Iletisim Hizmetleri AS (Turkey) (1)                                      471,417,399                1.221


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  2.83%
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                      72,023,600              227.817
Hon Hai Precision Industry Co. Ltd. 0%                                            $14,510,000               14.401
 convertible debentures 2005 (2)
Murata Manufacturing Co., Ltd. (Japan)                                              2,010,000              115.238
Hoya Corp. (Japan)                                                                  1,624,000               84.519
EPCOS AG (Germany)                                                                  2,230,000               73.111
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                   3,730,000               71.355
Hirose Electric Co., Ltd. (Japan)                                                     840,000               52.883
Hitachi, Ltd. (Japan)                                                               7,270,000               48.393
Flextronics International Ltd. (Singapore) (1)                                      1,340,000               22.164
Nippon Electric Glass Co., Ltd. (Japan)                                             1,590,000               15.682


DIVERSIFIED FINANCIALS  -  2.62%
ING Groep NV (Netherlands)                                                         15,736,468              421.767
ING Groep NV, Class B, warrants, expire 2008 (1)                                    1,730,000               31.715
STB Cayman Capital, Ltd. 0.50% convertible                                    yen B3075,925,000,000         72.828
 debentures 2007 (Japan)
ORIX Corp. (Japan)                                                                    664,400               55.492
ORIX Corp. (ADR)                                                                      189,600                7.849
Wharf (Holdings) Ltd. (Hong Kong)                                                  20,000,000               33.209
Ayala Corp. (Philippines)                                                         242,394,400               26.013
First Pacific Co. Ltd. (Hong Kong)                                                109,500,000               13.198
Shohkoh Fund & Co., Ltd. (Japan)                                                      117,360               11.822


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.44%
Telefonos de Mexico, SA de CV, Class L                                              7,049,000              227.612
 (ADR) (Mexico)
Telefonos de Mexico, SA de CV, Class L                                             19,225,000               31.118
Hellenic Telecommunications Organization SA                                         9,750,000              157.874
 (Greece)
TDC A/S (formerly Tele Danmark AS) (Denmark)                                        1,420,000               49.742
TDC A/S (ADR)                                                                       1,504,692               26.212
Philippine Long Distance Telephone Co.                                              4,286,764               40.510
 (ADR) (Philippines)
Videsh Sanchar Nigam Ltd. (ADR) (India)                                             2,763,338               26.196
Videsh Sanchar Nigam Ltd.                                                           1,350,000                5.980
JAPAN TELECOM Co., LTD. (Japan)                                                         7,250               22.578
Cia. de Telecomunicaciones de Chile SA                                              2,034,673               20.042
 (ADR) (Chile) (1)
BCE Inc. (Canada)                                                                     593,306               12.953
Korea Telecom Corp. (ADR) (South Korea)                                               294,500                5.386


INSURANCE  -  2.20%
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                 15,999,000              107.439
Mitsui Marine and Fire Insurance Co., Ltd. (Japan)                                 15,111,000               84.859
Munchener Ruckversicherungs-Gesellschaft (Germany)                                    240,000               62.292
PartnerRe Holdings Ltd. (Singapore)                                                 1,314,200               61.899
AEGON NV (Netherlands)                                                              2,255,513               58.994
Nichido Fire and Marine Insurance Co., Ltd. (Japan)                                 6,845,000               42.691
Sumitomo Marine & Fire Insurance Co.,                                               6,500,000               39.787
 Ltd. (Japan) (3)
NIPPONKOA Insurance Co., Ltd. (formerly Nippon                                     10,217,000               38.508
 Fire and Marine Insurance Co., Ltd.) (Japan)
Manulife Financial Corp., when-issued (Canada)                                      1,420,000               37.218
Royal & Sun Alliance Insurance Group PLC                                            3,923,056               19.644
(United Kingdom)
Zurich Financial Services (Switzerland)                                                55,000               11.221


PAPER & FOREST PRODUCTS  -  2.17%
UPM-Kymmene Corp. (Finland)                                                         7,730,800              220.366
Stora Enso Oyj, Class R (Finland)                                                  14,648,443              163.419
Sappi Ltd. (South Africa)                                                          10,861,000               93.507
Abitibi-Consolidated Inc. (Canada)                                                 12,500,000               79.090


HOUSEHOLD DURABLES  -  1.97%
Nintendo Co., Ltd. (Japan)                                                          2,050,100              294.445
Sony Corp. (Japan)                                                                  4,004,300              147.560
Sekisui House, Ltd. (Japan)                                                         5,820,000               46.167
Daiwa House Industry Co., Ltd. (Japan)                                              2,560,000               18.696


AUTOMOBILES  -  1.71%
Honda Motor Co., Ltd. (Japan)                                                       6,510,000              211.481
Suzuki Motor Corp. (Japan)                                                         19,015,000              184.356
DaimlerChrysler AG (Germany)                                                        1,000,000               29.689
Volkswagon AG (Germany)                                                               400,000               13.952


BEVERAGES  -  1.63%
Foster's Group Ltd. (formerly Foster's Brewing                                     66,831,558              164.244
 Group Ltd.) (Australia)
Heineken NV (Netherlands)                                                           2,343,750               88.836
Ito En, Ltd. (Japan)                                                                1,165,000               57.600
Lion Nathan Ltd. (Australia)                                                       16,703,000               40.001
Diageo PLC (United Kingdom)                                                         3,300,000               34.675
Coca-Cola HBC SA (Greece)                                                           2,591,964               32.386


COMMERCIAL SERVICES & SUPPLIES  -  1.61%
Brambles Industries PLC (United Kingdom) (1)                                       31,700,000              149.877
Brambles Industries Ltd. (Australia)                                               16,329,089               82.512
Hays PLC (United Kingdom)                                                          23,590,000               53.078
Securitas AB, Class B (Sweden)                                                      3,108,000               50.011
Adecco SA (Switzerland)                                                               920,000               31.291
Buhrmann NV (Netherlands)                                                           5,072,515               29.981
Rentokil Initial PLC (United Kingdom)                                               5,000,000               18.088


INDUSTRIAL CONGLOMERATES  -  1.58%
Norsk Hydro AS (Norway)                                                             5,360,000              196.635
Norsk Hydro AS (ADR)                                                                  500,000               18.200
Siemens AG (Germany)                                                                3,150,000              118.764
Smiths Group PLC (United Kingdom)                                                   4,707,142               45.549
Hutchison Whampoa Ltd. (Hong Kong)                                                  3,558,500               26.464


METALS & MINING  -  1.44%
Pohang Iron & Steel Co., Ltd. (South Korea)                                         2,370,000              147.236
BHP Billiton PLC (formerly Billiton PLC)                                           16,618,800               68.370
 (United Kingdom)
BHP Billiton Ltd. (formerly BHP Ltd.) (Australia)                                   1,180,000                4.986
Cia. Vale do Rio Doce, preferred nominative (Brazil)                                2,926,000               57.819
WMC Ltd. (Australia)                                                               10,248,600               39.875
Anglo American PLC (United Kingdom)                                                 2,720,391               32.415
Anglo American Platinum Corp. Ltd. (South Africa)                                     575,000               19.138


ELECTRIC UTILITIES  -  1.34%
National Grid Group PLC (United Kingdom)                                           18,416,000              116.455
Scottish Power PLC (United Kingdom)                                                17,575,000              105.709
PowerGen PLC (United Kingdom)                                                       7,261,943               78.067
Korea Deposit Insurance Corp. 2.25% convertible                                   $35,300,000               38.653
 debentures 2005 (South Korea) (2)
Manila Electric Co., Class A (GDR)                                                  3,732,000                6.554
 (Philippines) (1) (2) (3)


SPECIALTY RETAIL  -  1.32%
INDITEX SA (Spain) (1)                                                             10,852,887              182.849
Dixons Group PLC (United Kingdom)                                                  57,723,861              156.407


COMMUNICATIONS EQUIPMENT  -  1.14%
Nokia Corp., Class A (Finland)                                                      7,680,000              125.545
Nokia Corp., Class A (ADR)                                                          2,400,000               37.560
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                  23,811,900               85.988
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                     10,110,000               35.284
ECI Telecom Ltd. (Israel)                                                           2,935,000                7.337


REAL ESTATE  -  1.01%
Hongkong Land Holdings Ltd. (Hong Kong)                                            34,363,300               54.981
Sun Hung Kai Properties Ltd. (Hong Kong)                                            8,150,000               51.937
Cheung Kong (Holdings) Ltd. (Hong Kong)                                             5,500,000               42.842
Mitsui Fudosan Co., Ltd. (Japan)                                                    3,500,000               39.956
Land Securities PLC (United Kingdom)                                                1,760,408               21.526
Security Capital European Realty                                                    1,125,000               20.700
 (Luxembourg) (1) (2) (3)
Mitsubishi Estate Co., Ltd. (Japan)                                                 1,700,000               16.867
Ayala Land, Inc. (Philippines)                                                    118,937,800                9.980


FOOD & DRUG RETAILING  -  0.99%
Koninklijke Ahold NV (Netherlands)                                                  4,136,188              114.888
Woolworths Ltd. (Australia)                                                        12,977,876               75.741
Seven-Eleven Japan Co., Ltd. (Japan)                                                  900,000               36.414
Carrefour SA (France)                                                                 447,800               21.573
Safeway PLC (United Kingdom)                                                        1,398,700                6.582


BUILDING PRODUCTS  -  0.80%
Asahi Glass Co., Ltd. (Japan)                                                      20,694,000              110.653
TOSTEM CORP. (Japan)                                                                5,787,000               81.610
Nippon Sheet Glass Co., Ltd. (Japan)                                                3,296,000               12.395


MACHINERY  -  0.66%
Mitsubishi Heavy Industries, Ltd. (Japan)                                          27,300,000               94.644
Metso Oyj (Finland)                                                                 5,000,000               40.344
Sandvik AB (Sweden)                                                                 1,800,000               32.500


OFFICE ELECTRONICS  -  0.59%
Canon Inc. (Japan)                                                                  5,570,000              152.891


ELECTRICAL EQUIPMENT  -  0.55%
Johnson Electric Holdings Ltd. (Hong Kong)                                         81,622,500               74.307
Matsushita Electric Works, Ltd. (Japan)                                             3,655,000               29.423
Nitto Denko Corp. (Japan)                                                           1,880,000               28.090
Elektrim SA 3.75% convertible debentures                                            Euro 10,600,000          9.991
 2004 (Poland)



OTHER INDUSTRIES  -  4.35%
GKN PLC (United Kingdom)                                                           30,428,567              122.834
Bombardier Inc., Class B (Canada)                                                  10,594,800               77.839
Kingfisher PLC (United Kingdom)                                                    16,475,800               75.111
Compass Group PLC (United Kingdom)                                                  8,131,090               56.739
L'Air Liquide (France)                                                                399,814               56.073
British Airways PLC (United Kingdom)                                               19,747,140               52.272
Gallaher Group PLC (United Kingdom)                                                 7,327,236               48.274
TPG NV (formerly TNT Post Groep NV) (Netherlands)                                   2,507,541               47.933
Swedish Match AB (Sweden)                                                           9,257,599               47.201
Wal-Mart de Mexico, SA de CV, Class V (Mexico)                                     16,787,918               35.159
Wal-Mart de Mexico, SA de CV, Class C                                               6,037,600               11.469
United Utilities PLC (United Kingdom)                                               4,978,414               46.344
BOC Group PLC (United Kingdom)                                                      3,000,000               41.361
Essilor (France)                                                                    1,405,000               39.089
P&O Princess Cruises PLC (United Kingdom)                                          11,500,000               37.925
ALTRAN Technologies (France)                                                          900,000               37.170
Infosys Technologies Ltd. (India)                                                     705,000               34.912
Mitsui & Co., Ltd. (Japan)                                                          5,600,000               31.777
Cemex, SA de CV, ordinary participation certificates,                               1,500,000               30.810
 units (ADR) (Mexico)
Cemex, SA de CV, warrants, expire 2002 (1)                                            262,457                 .354
Holcim Ltd. (formerly "Holderbank" Financiere                                         119,830               22.487
 Glaris Ltd.) (Switzerland)
Hindustan Lever Ltd. (India)                                                        5,060,429               22.020
Nippon COMSYS Corp. (Japan)                                                         1,730,000               21.638
Smurfit Group (Ireland)                                                            12,277,800               21.021
Airtours PLC (United Kingdom)                                                       8,451,448               19.979
BAE SYSTEMS PLC (United Kingdom)                                                    4,056,932               19.748
Deutsche Lufthansa AG (Germany)                                                     1,900,000               18.168
Finmeccanica SpA (Italy) (1)                                                       22,000,000               14.502
LVMH Moet Hennessy Louis Vuitton (France)                                             338,500               10.759
Dassault Systemes SA (France)                                                         246,927                7.522
Wanadoo (France) (1)                                                                1,800,000                6.770
Baltimore Technologies PLC (United Kingdom) (1)                                     3,775,100                 .944
Lernout & Hauspie Speech Products NV (Belgium) (1)                                    260,000                 .017
I.T.C. Ltd. (India)                                                                       372                 .005
TI Automotive Ltd., Class A (United                                                 3,197,300                 .000
 Kingdom) (1) (3)


MISCELLANEOUS  -  1.81%
Other equity securities in initial period                                                                  465.145
 of acquisition


TOTAL EQUITY SECURITIES (cost: $21.541.491 million)                                                     21,252.946






                                                                                          Principal
                                                                                             Amount
Short-Term Securities                                                                    (Millions)

Federal Agency Discount Notes  -  10.24%
Fannie Mae 2.20%-4.20% due 10/2/2001-2/26/2002                                 $    1,139.876            1,134.934
Federal Home Loan Banks 2.36%-6.085%                                                  826.358              873.965
 due 10/3/2001-1/31/2002
Freddie Mac 2.30%-4.07% due 10/9-12/28/2001                                           416.816              415.358
Sallie Mae 2.609%-2.799% due 11/15/2001                                               100.000               99.991
-1/17/2002 (5)
Federal Farm Credit Bank 3.35%-3.60% due                                               53.969               53.802
 10/16-12/19/2001
International Bank for Reconstruction and                                              50.000               49.780
 Development 3.37% due 11/16/2001


Corporate Short-Term Notes  -  4.12%
AB Spintab 3.40%-3.50% due 11/8-12/11/2001                                            110.800              110.301
Westpac Captial Corp. 3.44% due 11/9/2001                                              34.000               33.870
Westpac Trust Securities NZ Ltd. 3.50%-3.68%                                           70.000               69.771
 due 10/9-11/20/2001
Royal Bank of Canada 3.50%-3.625% due                                                  76.500               76.437
 10/5-10/10/2001
Abbey National North America 3.44% due 11/13/2001                                      75.000               74.684
KfW International Finance Inc. 3.42%-3.53%                                             71.500               71.323
 due 10/15-11/13/2001
Den Danske Corp. Inc. 2.58%-3.63% due 10/10-11/14/2001                                 69.700               69.551
BMW US Capital Corp. 2.50%-3.46% due 10/1-11/29/2001                                   50.000               49.889
CBA (Delaware) Finance Inc. 3.43%-3.56%                                                50.000               49.814
 due 10/26-11/20/2001
Svenska Handelsbanken Inc. 3.51%-3.52%                                                 48.810               48.692
 due 10/2-12/3/2001
American Honda Finance Corp. 3.51%-3.54%                                               47.400               47.304
 due 10/16-10/26/2001
Canadian Imperial Holdings Inc. 2.50% due 10/22/2001                                   40.000               39.939
J.P. Morgan Chase & Co. 3.44% due 10/22-11/14/2001                                     38.500               38.363
Minnesota Mining & Manufacturing Co. 3.68%                                             37.000               36.913
 due 10/23/2001
General Electric Capital Corp. 3.38% due 11/5/2001                                     36.500               36.376
American Express Credit Corp. 3.02% due 10/15/2001                                     34.500               34.457
Deutsche Bank Financial Inc. 3.40% due 12/5/2001                                       25.300               25.183
Societe Generale North America Inc. 3.68%                                              25.000               24.997
 due 10/1/2001
Reseau Ferre de France 3.78% due 10/9/2001                                             25.000               24.976
Export Development Corp. 3.60% due 10/11/2001                                          25.000               24.972
HVB Finance (Delaware) Inc. 3.83% due 11/14/2001                                       25.000               24.879
BNP Paribas 3.50% due 10/1/2001                                                        23.100               23.098
Canadian Wheat Board 3.62% due 10/9/2001                                               16.000               15.985
Provice of British Columbia 3.89% due 10/31/2001                                        6.600                6.578


U.S. Treasuries  -  1.62%
U.S. Treasury Bills 2.31%-3.543% due                                                  419.400              417.590
 10/4/2001-2/14/2002


Certificates of Deposit  -  0.88%
Lloyds Bank PLC 3.555%-3.60% due 10/29-11/5/2001                                       75.000               75.002
Barclays Bank PLC 3.83%-4.02% due 11/19-12/7/2001                                      55.000               55.075
UBS AG 3.80% due 12/10/2001                                                            50.000               50.125
Toronto-Dominion Bank 3.60% due 10/2/2001                                              24.500               24.500
Rabobank Nederland NV 3.52% due 10/2/2001                                              22.000               22.000


Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                     NT$330.420          9.589



TOTAL SHORT-TERM SECURITIES: (cost:                                                                      4,340.063
 $4,338.649 million)


TOTAL INVESTMENT SECURITIES: (cost:                                                                     25,593.009
 $25,880.140 million)
Excess of cash and receivables over payables                                                                87.372

NET ASSETS                                                                                             $25,680.381

(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
    resale may be limited to qualified institutional buyers; resale to public may require registration.
(3) Valued under procedures established by the Board of Trustees.
(4) The Fund owns 5.03% of the outstanding voting securities of Orkla AS, and thus is considered an affiliate as defined under the Investment
    Company Act of 1940.
(5) Coupon rate may change periodically.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements


EuroPacific Growth Fund
[illustration of a globe]
Financial Statements

Statement of Assets and Liabilities                                               Unaudited
at September 30, 2001                                          (dollars in        millions)
Assets:
Investment securities at market
 (cost: $25,880.140)                                                            $25,593.009
Cash                                                                                   .027
Receivables for -
 Sales of investments                                             $112.608
 Sales of fund's shares                                             83.107
 Forward currency contracts - net                                   44.442
 Dividends and interest                                             82.997
 Other                                                                .554          323.708
                                                                                 25,916.744
Liabilities:
Payables for -
 Purchases of investments                                          156.198
 Repurchases of fund's shares                                       59.280
 Management services                                                10.035
 Other expenses                                                     10.850          236.363
Net assets at September 30, 2001                                                $25,680.381

 Shares of beneficial interest issued
   and outstanding - unlimited shares
 authorized
 Class A shares:                                                                $25,023.847
  Net assets                                                                    994,494,700
  Shares outstanding                                                                 $25.16
  Net asset value per share
 Class B shares:                                                                   $337.432
  Net assets                                                                     13,535,453
  Shares outstanding                                                                 $24.93
  Net asset value per share
 Class C shares:                                                                    $75.445
  Net assets                                                                      3,031,445
  Shares outstanding                                                                 $24.89
  Net asset value per share
 Class F shares:                                                                   $243.657
  Net assets                                                                      9,690,317
  Shares outstanding                                                                 $25.14
  Net asset value per share



Statement of Operations                                                           Unaudited
for the six months ended September 30, 2001                    (dollars in        millions)
Investment income:
Income:
 Interest                                                         $251.082
 Dividends                                                         113.784         $364.866

Expenses:
 Management services fee                                            67.614
 Distribution expenses - Class A                                    36.277
 Distribution expenses - Class B                                     1.801
 Distribution expenses - Class C                                      .245
 Distribution expenses - Class F                                      .164
 Transfer agent fee - Class A                                       15.859
 Transfer agent fee - Class B                                         .228
 Administrative services fees - Class C                               .100
 Administrative services fees - Class F                               .147
 Reports to shareholders                                              .687
 Registration statement and prospectus                               1.671
 Postage, stationery and supplies                                    2.285
 Trustees' fees                                                       .036
 Auditing and legal fees                                              .106
 Custodian fee                                                       5.336
 Other expenses                                                       .023          132.579
Net investment income                                                               232.287

Realized loss and unrealized
 depreciation on investments:
Net realized loss                                                                  (985.077)
Net unrealized depreciation on:
 Investments                                                    (2,902.030)
 Open forward currency contracts                                    (7.492)
  Net unrealized depreciation                                                    (2,909.522)
 Net realized loss and
  unrealized depreciation
  on investments                                                                 (3,894.599)
Net decrease in net assets resulting
 from operations                                                                 (3,662.312)









Statement of Changes in Net Assets                             (dollars in        millions)

                                                                Six months
                                                                     ended       Year ended
                                                             September 30,        March 31,
                                                                     2001*              2001
Operations:
Net investment income                                             $232.287         $647.689
Net realized (loss) gain on investments                           (985.077)         654.733
Net unrealized depreciation
 on investments                                                 (2,909.522)     (12,554.700)
 Net decrease in net assets
  resulting from operations                                     (3,662.312)     (11,252.278)
Dividends and distributions paid to
 shareholders:
Dividends from net investment income:
 Class A                                                                 -         (190.462)
 Class B                                                                 -            (.967)
Distributions from net realized gain
 on investments:
 Class A                                                                 -       (3,371.953)
 Class B                                                                 -          (25.926)
  Total dividends and distributions                                      -       (3,589.308)

Capital share transactions:
Proceeds from shares sold                                        4,854.672       12,598.884
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain                                      -        3,441.231
 on investments
Cost of shares repurchased                                      (4,813.103)     (10,764.603)
 Net increase in net assets resulting
  from capital share transactions                                   41.569        5,275.512
Total decrease in net assets                                    (3,620.743)      (9,566.074)

Net assets:
Beginning of period                                             29,301.124       38,867.198
End of period (including
 undistributed
 net investment income: $598.659
and $366.372, respectively)                                    $25,680.381      $29,301.124

*Unaudited.

See notes to financial statements

[illustration of a globe]
Notes to Financial Statements                         (Unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended September 30, 2001, non-U.S. taxes paid were $36,338,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $9,079,000 for the six months ended September 30, 2001.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of September 30, 2001, the cost of investment securities, excluding forward currency contracts, for federal income tax reporting purposes was $25,908,555,000. Net unrealized depreciation on investments, excluding forward currency contracts, aggregated $315,546,000; $3,389,474,000 related to appreciated securities and $3,705,020,000 related to depreciated securities. For the six months ended September 30, 2001, the fund realized tax basis net capital losses of $958,094,000. In addition, the fund has recognized, for tax purposes, net capital losses totaling $765,029,000 which were realized during the period November 1, 2000 through March 31, 2001. Net losses related to non-U.S. currency transactions of $14,882,000 are treated as an adjustment to ordinary income for federal income tax purposes. Other capital losses of $12,101,000 were deferred for federal income tax purposes.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $67,614,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.690% per annum of the first $500 million of daily net assets decreasing to 0.415% of such assets in excess of $44 billion. For the six months ended September 30, 2001, the management services fee was equivalent to an annualized rate of 0.456% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the six months ended September 30, 2001, aggregate distribution expenses were limited to $36,277,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of September 30, 2001, unreimbursed expenses which remain subject to reimbursement totaled $24,315,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the six months ended September 30, 2001, aggregate distribution expenses were $1,801,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the six months ended September 30, 2001, aggregate distribution expenses were $245,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the six months ended September 30, 2001, aggregate distribution expenses were $164,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of September 30, 2001, aggregate distribution expenses payable to AFD for all share classes were $5,231,000.

AFD received $3,520,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the six months ended September 30, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $16,087,000 was incurred during the six months ended September 30, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of September 30, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $2,735,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the six months ended September 30, 2001, total fees under the agreement were $247,000. As of September 30, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $62,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of September 30, 2001, the cumulative amount of these liabilities was $1,013,000. Trustees' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND TRUSTEES - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $4,751,816,000 and $3,347,076,000, respectively, during the six months ended September 30, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the six months ended September 30, 2001, the custodian fee of $5,336,000 includes $56,000 that was paid by these credits rather than in cash.

As of September 30, 2001, net assets consisted of the following:

                                                                       (dollars in millions)
Capital paid in on shares of beneficial interest                                 $27,074.181
Undistributed net investment income                                                  598.659
Accumulated net realized loss                                                     (1,750.106)
Net unrealized depreciation                                                         (242.353)
Net assets                                                                       $25,680.381


At September 30, 2001, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency                                                               U.S.
Sales Contract                            Contract  Amount                 Valuations  at 9/30/2001
                                      -------------    -------------    -------------    -------------
                                                                                            Unrealized
                                           Non-U.S.             U.S.                      Appreciation
                                             Amount           Amount           Amount           Amount
                                         (millions)       (millions)       (millions)       (millions)
--------------------------            -------------    -------------    -------------    -------------
Japanese Yen
 expiring 11/08/2001
                                     Yen 30,354.750         $300.000         $255.558          $44.442


Capital share transactions in the fund were as follows:

                                                                  Six months                              Year
                                                                       ended                              ended
                                                               September 30,                         March 31,
                                                                         2001                               2001
                                                                      Amount                             Amount
                                                                  (millions)            Shares       (millions)            Shares
Class A Shares:
  Sold                                                           $ 4,302.958       149,087,786      $12,195.797       334,651,773
  Reinvestment of dividends and distributions                            -                 -          3,415.248       102,002,497
  Repurchased                                                     (4,677.137)     (163,056,643)     (10,739.888)     (298,872,510)
   Net (decrease) increase in Class A                               (374.179)      (13,968,857)       4,871.157       137,781,760
Class B Shares:
  Sold                                                                89.088         3,093,729          385.137        10,517,133
  Reinvestment of dividends and distributions                            -                 -             25.983           779,574
  Repurchased                                                        (21.687)         (779,503)         (24.132)         (745,735)
   Net increase in Class B                                            67.401         2,314,226          386.988        10,550,972
Class C Shares: (1)
  Sold                                                               106.130         3,739,743           10.712           372,876
  Repurchased                                                        (29.860)       (1,075,195)           (.174)           (5,979)
   Net increase in Class C                                            76.270         2,664,548           10.538           366,897
Class F Shares: (1)
  Sold                                                               356.496        12,379,605            7.238           251,133
  Repurchased                                                        (84.419)       (2,926,187)           (.409)          (14,234)
   Net increase in Class F                                           272.077         9,453,418            6.829           236,899
Total net increase in fund                                       $    41.569           463,335      $ 5,275.512       148,936,528

(1) Class C and Class F shares were not
 offered before March 15, 2001.


OTHER SHARE CLASS RESULTS
CLASS B, CLASS C AND CLASS F
Returns for periods ended September 30, 2001:

                                                               ONE YEAR     LIFE OF CLASS
CLASS B SHARES

Reflecting applicable contingent deferred sales                -29.95%      -26.44%(1)
charge (CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase

Not reflecting CDSC                                            -26.67%      -24.68%(1)

CLASS C SHARES

Reflecting applicable CDSC, maximum of 1%, payable             N/A          -14.68%(2)
only if shares are sold within one year of purchase

Not reflecting CDSC                                            N/A          -13.82%(2)

CLASS F SHARES

Not reflecting annual asset-based fee charged by               N/A          -13.37%(2)
sponsoring firm

(1) Average annual compound return from March 15, 2000, when Class B shares first became available.
(2) Total return from March 15, 2001, when Class C and Class F shares first became available.


[illustration of a globe]
Per-Share Data and Ratios
                                                                      Class A
                                                                   Six months
                                                                        ended        Year ended
                                                                September 30,          March 31
                                                                 2001 (1),(2)               2001          2000
Net Asset Value, Beginning of Period                                   $28.72            $44.61        $30.21

 Income from Investment Operations :
  Net investment income                                               .23 (3)           .69 (3)           .34
  Net (losses) gains on securities                                 (3.79) (3)       (12.65) (3)         15.74
 (both realized and unrealized)
   Total from investment operations                                     (3.56)           (11.96)        16.08
 Less Distributions :
  Dividends (from net investment income)                                    -              (.19)         (.29)
  Distributions (from capital gains)                                        -             (3.74)        (1.39)
   Total distributions                                                      -             (3.93)        (1.68)
Net Asset Value, End of Period                                         $25.16            $28.72        $44.61
Total Return (4)                                                      (12.43)%          (28.02)%        54.31%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                              $25,024           $28,963       $38,837
 Ratio of expenses to average net assets                             .88% (5)               .84%          .84%
 Ratio of net income to average net assets                          1.58% (5)              1.89%          .93%





                                                                   1999              1998            1997
Net Asset Value, Beginning of Period                                   $29.56            $26.70        $24.28

 Income from Investment Operations :
  Net investment income                                                   .42               .45           .46
  Net (losses) gains on securities                                       1.85              4.79          3.28
 (both realized and unrealized)
   Total from investment operations                                      2.27              5.24          3.74
 Less Distributions :
  Dividends (from net investment income)                                 (.36)             (.45)         (.44)
  Distributions (from capital gains)                                    (1.26)            (1.93)         (.88)
   Total distributions                                                  (1.62)            (2.38)        (1.32)
Net Asset Value, End of Period                                         $30.21            $29.56        $26.70
Total Return (4)                                                         8.18%            20.97%        15.88%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                              $22,083           $21,316       $16,737
 Ratio of expenses to average net assets                                  .84%              .86%          .90%
 Ratio of net income to average net assets                               1.45%             1.64%         1.77%


                                                                      Class B
                                                                   Six months
                                                                        ended        Year ended   March 15 to
                                                               September 30,         March 31,      March 31,
                                                                 2001 (1),(2)               2001     2000 (1)
Net Asset Value, Beginning of Period                                   $28.56            $44.59        $43.09
 Income from Investment Operations :
  Net investment income (3)                                               .11               .47           .03
  Net gains/(losses) on securities                                      (3.74)           (12.65)         1.47
 (both realized and unrealized) (3)
   Total from investment operations                                     (3.63)           (12.18)         1.50
 Less Distributions :
  Dividends (from net investment income)                                    -              (.11)            -
  Distributions (from capital gains)                                        -             (3.74)            -
   Total distributions                                                      -             (3.85)            -
Net Asset Value, End of Period                                         $24.93            $28.56        $44.59
Total Return (4)                                                      (12.75)%          (28.53)%         3.48%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                 $337              $321           $30
 Ratio of expenses to average net assets                            1.65% (5)              1.61%          .07%
 Ratio of net income to average net assets                           .79% (5)              1.40%          .06%


                                                                 Class C
                                                                Six months
                                                                  ended          March 15 to
                                                              September 30,       March 31,
                                                               2001 (1),(2)        2001 (1)
Net Asset Value, Beginning of Period                                   $28.56            $28.87
 Income from Investment Operations :
  Net investment income (3)                                               .05               .06
  Net gains/(losses) on securities                                      (3.72)             (.37)
 (both realized and unrealized) (3)
   Total from investment operations                                     (3.67)             (.31)
 Less Distributions :
  Dividends (from net investment income)                                    -                 -
  Distributions (from capital gains)                                        -                 -
   Total distributions                                                      -                 -
Net Asset Value, End of Period                                         $24.89            $28.56
Total Return (4)                                                      (12.89)%           (1.07)%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                  $75               $10
 Ratio of expenses to average net assets                    1.89% (5)                       .08%
 Ratio of net income to average net assets                  .36% (5)                        .18%


                                                                 Class F
                                                                Six months
                                                                  ended          March 15 to
                                                              September 30,       March 31,
                                                               2001 (1),(2)        2001 (1)
Net Asset Value, Beginning of Period                                   $28.72            $29.02
 Income from Investment Operations :
  Net investment income (3)                                               .16               .07
  Net gains/(losses) on securities                                      (3.74)             (.37)
 (both realized and unrealized) (3)
   Total from investment operations                                     (3.58)             (.30)
 Less Distributions :
  Dividends (from net investment income)                                    -                 -
  Distributions (from capital gains)                                        -                 -
   Total distributions                                                      -                 -
Net Asset Value, End of Period                                         $25.14            $28.72
Total Return (4)                                                      (12.47)%           (1.03)%
Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                 $244                $7
 Ratio of expenses to average net assets                    .98% (5)
 Ratio of net income to average net assets                  1.16% (5)

Supplemental Data - All Classes

                                                                   Six months
                                                                        ended        Year ended
                                                                September 30,     March 31, 2001
                                                                 2001 (1),(2)               2001          2000
Portfolio turnover rate                                                 13.89%            37.18%        28.94%


                                                                   Year ended
                                                                March 31, 2001
                                                                   1999              1998            1997
Portfolio turnover rate                                                 31.73%            30.51%        25.82%

1) Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
2) Unaudited.
3) Based on average shares outstanding.
4) Total returns exclude all sales charges, including contingent deferred sales charges.
5) Annualized.



[American Funds(SM)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

There are several ways to invest in EuroPacific Growth Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.77% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 1.01% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.11% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

Printed on recycled paper
Litho in USA BG/AL/5321
Lit. No. EUPAC-013-1101